UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OraSure Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! ORASURE TECHNOLOGIES, INC. 2025 Annual Meeting Vote by May 13, 2025 11:59 PM ET You invested in ORASURE TECHNOLOGIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 14, 2025. Vote Virtually at the Meeting* May 14, 2025 10:00 AM ET Virtually at: www.virtualshareholdermeeting.com/OSUR2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V66237-P22582 Get informed before you vote View the Notice and Proxy Statement and 2024 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. ORASURE TECHNOLOGIES, INC. 220 EAST FIRST STREET BETHLEHEM, PA 18015

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V66238-P22582 1. ELECTION OF DIRECTORS Class I (Expiring 2028) Nominees: 1a. Carrie Eglinton Manner For 1b. John P. Kenny For 1c. David J. Shulkin, M.D. For 2. Ratification of Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2025. For 3. Advisory (Non-Binding) Vote to Approve Executive Compensation. For 4. Approval of Amendment and Restatement of the Company’s Stock Award Plan to Increase the Shares Authorized for Issuance Thereunder. For